UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2023

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2023, Alliant Energy Corporation (“Alliant Energy”) announced the appointment of Lisa M. Barton as President and Chief Executive Officer of Alliant Energy, effective January 1, 2024. Ms. Barton will continue to serve as Chief Executive Officer of Interstate Power and Light Company (“IPL”) and Wisconsin Power and Light Company (“WPL” and, together with Alliant Energy and IPL, the “Companies.”). Ms. Barton was also appointed as a member of the Board of Directors of the Companies as of January 1, 2024. Also effective January 1, 2024, John O. Larsen, Alliant Energy’s Board Chair and Chief Executive Officer, was elected Executive Chairman of the Companies and will remain an employee and member of the Board of Directors.

Ms. Barton, 58, has served as President and Chief Operating Officer of Alliant Energy, and Chief Executive Officer of IPL and WPL, since February 2023. Prior to joining Alliant Energy, Ms. Barton served as Executive Vice President and Chief Operating Officer of American Electric Power Company, Inc. (“AEP”) from January 2021 to November 2022, Executive Vice President — Utilities of AEP from January 2020 to December 2020, and Executive Vice President — Transmission of AEP from 2011 to 2019. Ms. Barton will be a member of the 2024 class of directors and stand for election at the Alliant Energy 2024 Annual Meeting of Shareowners. Ms. Barton will serve as a member of the Equity Awards Committee.

Since February 2023, Mr. Larsen has been Board Chair and Chief Executive Officer of Alliant Energy and Board Chair of IPL and WPL. Mr. Larsen served as Board Chair, President and Chief Executive Officer of Alliant Energy and Board Chair and Chief Executive Officer of IPL and WPL from July 2019 to February 2023.

In connection with Ms. Barton’s becoming President and Chief Executive Officer, effective as of January 1, 2024 her base salary will be $1,075,000, her target percentage under the 2024 Executive Short-Term Incentive Pay Plan will be 125% of base salary, and her long-term incentive target percentage for awards made in 2024 will be 420% of base salary. Ms. Barton will be eligible to participate in other incentives and benefits consistent with those offered to the position of President and Chief Executive Officer of Alliant Energy, including the standard officer key employee executive severance agreement with a benefit of 2.99 times salary and target annual incentive pay, in substantially the form as that filed as Exhibit 10.1 to Alliant Energy’s Current Report on Form 8-K filed October 28, 2021.

In connection with Mr. Larsen’s becoming Executive Chairman, effective as of January 1, 2024 his base salary will be $967,500, his target percentage under the 2024 Executive Short-Term Incentive Pay Plan will be 120% of base salary, and his long-term incentive target percentage for awards made in 2024 will be 400% of base salary. No other changes were made to Mr. Larsen’s compensation arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: October 26, 2023	By:/s/ Omar Chaudhary
Omar Chaudhary
Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: October 26, 2023	By:/s/ Omar Chaudhary
Omar Chaudhary
Corporate Secretary

WISCONSIN POWER AND LIGHT COMPANY

Date: October 26, 2023	By:/s/ Omar Chaudhary
Omar Chaudhary
Corporate Secretary